UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 13, 2004
                                                     ---------------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

                0-18059                            04-2866152
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       (Commission File Number)          (IRS Employer Identification No.)

         140 Kendrick Street
        Needham, Massachusetts                     02494-2714
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(Address of Principal Executive Offices)           (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            Section 8 - Other Events


Item  8.01.  Other Events.

On September 13, 2004 the company issued a press release announcing that it had received notification of a favorable resolution from the United States Department of the Treasury's Internal Revenue Service regarding an examination of the Company's income tax returns for the years 1998 through 2000, resulting in a tax refund. A copy of that press release is attached as Exhibit 99.1.


Item  9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

99.1 Press release issued by Parametric Technology Corporation on September 13, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Parametric Technology Corporation



Date: September 13, 2004            By: /s/ Cornelius F. Moses, III
                                       -----------------------------------------
                                       Cornelius F. Moses, III
                                       Executive Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.           Description

99.1 Press release issued by Parametric Technology Corporation on September 13, 2004